NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Large Cap Growth Fund

Supplement dated March 13, 2017
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on March 8, 2017, the Board approved the termination of Winslow Capital Management, LLC ("Winslow") as a subadviser to the NVIT Multi-Manager Large Cap Growth Fund (the "Fund"), and approved the appointment of Loomis, Sayles & Company, L.P. ("Loomis Sayles") as a new subadviser to the Fund.  This change is anticipated to be implemented by March 31, 2017 (the "Effective Date").

2.	As of the Effective Date, the Summary Prospectus, as it relates solely to the Fund, is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a "growth" style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stocks. The Fund may invest in stocks of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
The Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser takes a bottom-up approach buying and selling investments primarily based on blending fundamental and quantitative research, the second subadviser takes a bottom-up investment approach that is based on factors specific to individual companies, and not general economic conditions, and the third subadviser emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow return on invested capital, and management teams focused on creating long-term value for shareholders. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The discussion of "Growth style risk" under the heading "Principal Risks" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Growth style risk - growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.  If the subadviser's assessment of the prospects for a company's growth is wrong, or if the subadviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "value" stocks.

c.	The information under the heading "Portfolio Management – Subadvisers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Massachusetts Financial Services Company ("MFS")
Smith Asset Management Group L.P. ("Smith Group")
Loomis, Sayles & Company, L.P. ("Loomis Sayles")

d.	The information under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
MFS
Matthew W. Krummell	Investment Officer and Portfolio Manager	Since 2012
James C. Fallon	Investment Officer and Portfolio Manager	Since 2015
Jonathan W. Sage	Investment Officer and Portfolio Manager	Since 2015
John E. Stocks	Investment Officer and Portfolio Manager	Since 2015
Smith Group
Stephen S. Smith, CFA	Chief Executive Officer and Chief Investment Officer	Since 2015
John D. Brim, CFA	President and Portfolio Manager	Since 2015
Loomis Sayles
Aziz V. Hamzaogullari, CFA	Vice President and Portfolio Manager	Since 2017

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